UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2019

DEEP DOWN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18511 Beaumont Highway, Houston, TX 77049

(Address of principal executive offices) (Zip Code)

(281) 517-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 18, 2019, Deep Down, Inc. (the “Company”) amended the employment agreement entered into with Mr. Charles Njuguna on July 27, 2018 (the “Amendment”). The Amendment provides for Mr. Njuguna to serve as the Company's President and Chief Executive Officer for three (3) years effective September 1, 2019, subject to earlier termination in accordance with the terms of Mr. Njuguna’s employment agreement (the “Employment Agreement”).

Under the terms of the Amendment, Mr. Njuguna is entitled to receive an annual base salary (the amount of which is $325,000), subject to annual adjustment by the Company’s board of directors (the “Board”).

In the event of termination of Mr. Njuguna’s employment prior to the date that is 12 months following a change of control (as defined in the Employment Agreement), Mr. Njuguna shall be entitled to a lump sum in cash equal to two times his Annual Base Salary (at the rate in effect as of the date of termination).

In connection with entering into the Amendment, the Company has granted Mr. Njuguna an option to purchase 150,000 shares of the Company’s common stock, which will shall vest in two (2) equal installments on each of the first two anniversaries of the date of grant.

The foregoing description of the Amendment contained herein is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information under Item 1.01 of this Current Report on Form 8-K regarding the terms of employment of Mr. Njuguna is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

10.1	Employment Agreement Amendment, dated September 18, 2019, between Deep Down, Inc. and Charles Njuguna

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2019

DEEP DOWN, INC.

By:	/s/ Charles K. Njuguna
Charles K. Njuguna
President and CEO

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